UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2023 (October 27, 2023)

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 27, 2023, the board of directors (the “Board”) of MSA Safety Incorporated (the “Company”) unanimously adopted Amended and Restated By-Laws of the Company (the by-laws, as so amended and restated, the “Amended and Restated By-Laws”), effective immediately.
The Amended and Restated By-Laws, among other things:
a.Permit the Board to schedule the annual meeting of shareholders later than five months after the end of the Company’s fiscal year;
b.Supplement the existing procedural mechanics and disclosure requirements for shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings, including to require additional disclosures from shareholders providing notice, other persons associated with such shareholders and proposed director nominees, and to address matters relating to the universal proxy rules adopted by the U.S. Securities and Exchange Commission;
c.Adjust the timing for submission of shareholder proposals to between the 90th and 120th day before the anniversary of the preceding year’s annual meeting;
d.Adjust the number of days by which a shareholder meeting may be advanced or delayed from the anniversary of the preceding year’s annual meeting without reopening the deadline to submit shareholder proposals to 30 and 60 days, respectively;
e.Clarify the powers of the Board to postpone, reschedule or cancel previously scheduled shareholder meetings;
f.Authorize the presiding officer of a shareholder meeting to adjourn the meeting, whether or not there is a quorum;
g.Supplement the topics on which the Board and the presiding officer may adopt rules, regulations and procedures at a shareholder meeting;
h.Permit special meetings of the Board to be called on less than two days’ advanced notice;
i.Make various other updates, including certain conforming changes to the Pennsylvania Business Corporation Law and other ministerial and conforming changes.
As a result of the foregoing amendments, any shareholder intending to present a proposal (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) for action at the Company’s 2024 Annual Meeting of Shareholders must give written notice of the proposal in accordance with the Amended and Restated By-Laws not earlier than 5:00 p.m. Eastern Time on January 13, 2024 and not later than 5:00 p.m. Eastern Time on February 12, 2024, rather than the date for such notice set forth in the Company’s proxy statement for its 2023 Annual Meeting of Shareholders. The deadline for submission of proposals pursuant to Rule 14a-8 under the Exchange Act and for written notice of director nominations remains unchanged.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Exhibits

3.1	Amended and Restated By-Laws of MSA Safety Incorporated, effective as of October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Richard W. Roda
Richard W. Roda
Vice President, Secretary and Chief Legal Officer
Date: November 2, 2023

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of MSA Safety Incorporated, effective as of October 27, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)